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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  June 7, 2006
               -------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  Salton, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                       0-19557                 36-3777824
-----------------------------      --------------------     ------------------
 (State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


                1955 W. Field Court, Lake Forest, Illinois 60045
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (847) 803-4600
                          ----------------------------
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On June 7, 2006, Salton, Inc. and UMB Bank, as Rights Agent, entered into a First Amendment (the "Rights Agreement Amendment") to the Rights Agreement dated June 28, 2004 (the "Rights Agreement"). The effect of the Rights Agreement Amendment is to: (i) increase certain triggering thresholds for the determination of an Acquiring Person from 20% to 25%; (ii) provide that the issuance, or the right to issue, by the Company of shares of common stock of the Company to a person or entity upon redemption by the Company of the Series A Voting Convertible Preferred Stock of the Company shall not result in such person or entity becoming an Acquiring Person; and (iii) provide that the issuance, or the right to issue, by the Company of shares of common stock of the Company to a person or entity in accordance with the anti-dilution provisions of the Series A Voting Convertible Preferred Stock of the Company shall not result in such person or entity becoming an Acquiring Person.

     The foregoing description of the Rights Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement Amendment, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 3.03     MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

     See disclosure under Item 1.01 above.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits.


   EXHIBIT
     NO.                             DESCRIPTION
   -------                           -----------
    99.1 First Amendment to Rights Agreement, dated as of June 7, 2006, by and between Salton, Inc. and UMB Bank, N.A.(1)

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(1)   Previously filed as an exhibit to the Registrant's Form 8-A/A with the
      Securities and Exchange Commission on June 7, 2006, and incorporated herein by reference.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 7, 2006

                                        SALTON, INC.


                                        /s/ WILLIAM B. RUE
                                        ----------------------------------
                                        William B. Rue
                                        President and Chief Operating Officer
                                        and Director



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                                 EXHIBIT INDEX


   EXHIBIT
     NO.                             DESCRIPTION
   -------                           -----------
    99.1 First Amendment to Rights Agreement, dated as of June 7, 2006, by and between Salton, Inc. and UMB Bank, N.A.(1)